UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 28, 2007

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Road, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 629-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On February 1, 2007, Marathon Oil Corporation issued a press release announcing fourth quarter and full-year 2006 earnings. The press release is being furnished as exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

The Compensation Committee (the "Committee") of Marathon's Board of Directors met on January 28, 2007, and approved the vesting of performance shares granted under the 2003 Incentive Compensation Plan for each of the named executive officers below. Vesting of these shares was based entirely on the Company’s total shareholder return achieved as compared to the total shareholder return for each of the member companies within the AMEX Oil Index ("XOI") on December 31, 2006, for the period January 1, 2004 through December 31, 2006. For this period, the Company ranked second in total shareholder return. As a result, the Committee vested a number of shares for each officer equal to 183 percent of target in accordance with the pre-established vesting matrix.

The following table sets forth the number of shares vested for each named executive officer:

Number of Shares Vested

Clarence P. Cazalot, Jr. 137,250

Janet F. Clark 41,175

Gary R. Heminger 12,627

Philip G. Behrman 15,921

Steven B. Hinchman 13,908

Item 8.01 Other Events.

On January 29, 2007, Marathon Oil Corporation issued a press release entitled "Marathon Announces Fourth Quarter 2006 Dividend and Increases Share Repurchase Program." Attached as exhibit 99.2 is a copy of the press release in substantially the form released.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
99.1 Press Release dated February 1, 2007, issued by Marathon Oil Corporation
99.2 Press Release dated January 29, 2007, issued by Marathon Oil Corporation

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

February 1, 2007	By:	Michael K. Stewart

Name: Michael K. Stewart
Title: Vice President, Accounting and Controller

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 1, 2007, announcing Marathon Oil Corporation's financial results for the fourth quarter and full-year 2006
99.2	Press release dated January 29, 2007, announcing Marathon Oil Corporation's fourth quarter 2006 dividend and increase to its share repurchase program